Exhibit to Item 77O - Transactions effected pursuant to Rule 10f-3

HighMark Funds
Rule 10f-3 Report
Quarter Ended March 31, 2011


DATE OF PURCHASE
02/07/2011
FUND(S)
Bond, Short Term Bond and Balanced Funds
SECURITY
Telefonica Emisiones 5.462% 2/16/2021
AMOUNT(SHARES/PAR)
$7,000,000
PRICE
$100.00
COMMISSION OR SPREAD
0.45%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
Goldman Sachs
AMOUNT OF OFFERING
$1.25 billion
PURCHASED PERCENTAGE
0.56%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities (USA)


DATE OF PURCHASE
02/07/2011
FUND(S)
Short Term Bond Fund
SECURITY
Quest Diagnostics 3.20% 04/01/2016
AMOUNT(SHARES/PAR)
$2,000,000
PRICE
$99.907
COMMISSION OR SPREAD
0.60%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
Goldman Sachs
AMOUNT OF OFFERING
$0.3 billion
PURCHASED PERCENTAGE
0.66%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities (USA)


DATE OF PURCHASE
02/10/2011
FUND(S)
Bond and Balanced Funds
SECURITY
Telefonica Emisiones 3.992% 2/16/2016
AMOUNT(SHARES/PAR)
$5,000,000
PRICE
$100.00
COMMISSION OR SPREAD
0.35%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
Goldman Sachs
AMOUNT OF OFFERING
$1.25 billion
PURCHASED PERCENTAGE
0.4%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities (USA)


DATE OF PURCHASE
03/10/2011
FUND(S)
Bond, Short Term Bond and Balanced Funds
SECURITY
WOART 2011-4 A4 1.91% 4/15/16
AMOUNT(SHARES/PAR)
$13,000,000
PRICE
$100.00
COMMISSION OR SPREAD
0.186%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
Bank of America
AMOUNT OF OFFERING
$0.12 billion
PURCHASED PERCENTAGE
10.15%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities (USA)


DATE OF PURCHASE
03/21/2011
FUND(S)
Bond and Balanced Funds
SECURITY
Quest Diagnostics 4.70% 04/01/2021
AMOUNT(SHARES/PAR)
$ 2,000,000
PRICE
$99.833
COMMISSION OR SPREAD
0.65%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
Goldman Sachs
AMOUNT OF OFFERING
$0.5 billion
PURCHASED PERCENTAGE
0.36%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities (USA)


DATE OF PURCHASE
03/23/2011
FUND(S)
Short Term Bond Fund
SECURITY
Verizon Comm. 1.9% 3/28/14
AMOUNT(SHARES/PAR)
$ 2,000,000
PRICE
$99.867
COMMISSION OR SPREAD
0.25%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
Goldman Sachs
AMOUNT OF OFFERING
$1.5 billion
PURCHASED PERCENTAGE
0.13%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities (USA)



The above transactions were conducted in accordance with the Funds' Rule 10f-3 Procedures.
In addition to limitations as to the type and amount of securities purchased, the Rule requires that the Fund pay a fair and reasonable price and commission or spread in acquiring the security.


HighMark Funds
Rule 10f-3 Report
Quarter Ended June 30, 2011

DATE OF PURCHASE
04/13/2011
FUND(S)
Bond and Balanced Funds
SECURITY
Alcoa Inc 5.40% 4/15/2011
AMOUNT(SHARES/PAR)
$ 2,000,000
PRICE
$99.848
COMMISSION OR SPREAD
N/A
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
JP Morgan
AMOUNT OF OFFERING
$1.25 billion
PURCHASED PERCENTAGE
0.16%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities (USA)


DATE OF PURCHASE
5/25/11
FUND(S)
Bond and Balanced Funds
SECURITY
HPQ 4.30% 06/01/21
AMOUNT(SHARES/PAR)
$ 4,850,000
PRICE
$99.799
COMMISSION OR SPREAD
0.45%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
JP Morgan
AMOUNT OF OFFERING
$1.25 billion
PURCHASED PERCENTAGE
0.39%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities (USA)


DATE OF PURCHASE
06/01/11
FUND(S)
Bond and Balanced Funds
SECURITY
AMAT 4.30% 06/15/21
AMOUNT(SHARES/PAR)
$ 3,075,000
PRICE
$99.789
COMMISSION OR SPREAD
0.45%
COMMISSION/SPREAD REASONABLE
Yes
UNDERWRITER PURCHASED FROM
JP Morgan
AMOUNT OF OFFERING
$1.25 billion
PURCHASED PERCENTAGE
0.41%
AFFILIATE IN SYNDICATE
Mitsubishi UFJ Securities (USA)





The above transactions were conducted in accordance with the Funds'
Rule 10f-3 Procedures. In addition to limitations as to the type and amount of securities purchased, the Rule requires that the Fund pay a fair and reasonable price and commission or spread in acquiring the security.